SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   MARCH 16, 2004


                      INTEGRATED ALARM SERVICES GROUP, INC.
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         DELAWARE                      000-50343                42-1578199
----------------------------       ----------------         -------------------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE           (IRS EMPLOYER
      OF INCORPORATION)                 NUMBER)             IDENTIFICATION NO.)





                ONE CAPITAL CENTER
            99 PINE STREET,3RD FLOOR
                 ALBANY, NEW YORK                                12207
      ----------------------------------------                 ----------
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)



  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE       (518) 426-1515



                                       N/A
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 99.1 - Press release dated March 16, 2004

ITEMS 9 AND 12. REGULATION FD DISCLOSURE AND RESULTS OF OPERATIONS AND
                FINANCIAL CONDITION

Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the information provided in this report is being furnished under Item 12 of Form 8-K.

On March 16, 2004, Integrated Alarm Services Group, Inc. issued a press release announcing financial results for its fourth quarter and fiscal year ended December 31, 2003. A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 16, 2004

                                        By:  /S/ MICHAEL T. MOSCINSKI
                                        -------------------------------
                                        Name: Michael T. Moscinski
                                        Title:  Chief Financial Officer



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